October 24, 2025

Guardian Capital Dividend Growth Fund

Institutional Shares – DIVGX

A Series of Capitol Series Trust (the “Trust”)

SUPPLEMENT to the summary PROSPECTUS, prospectus AnD STATEMENT OF ADDITIONAL INFORMATION OF THE guardian capital dividend growth fund, each DATED january 28, 2025

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and SAI for the Guardian Capital Dividend Growth Fund (the “Fund”) and should be read in conjunction with those documents.

At a meeting held on October 23, 2025, the Board of Trustees (the “Board”) of Capitol Series Trust (the “Trust”) approved a proposed Agreement and Plan of Reorganization (the “Reorganization”) of the Fund into a fund of the same name, a newly created series of Sterling Capital Funds (the “Acquiring Fund”), whereby the Acquiring Fund will acquire the assets and assume the liabilities of the Fund. The proposed Reorganization is subject to shareholder approval and certain other conditions. Guardian Capital LP (“Guardian Capital”), the investment adviser of the Fund, will serve as the subadviser of the Acquiring Fund following the Reorganization. Sterling Capital Management LLC (“Sterling Capital”), an affiliate of Guardian Capital, will serve as the adviser of the Acquiring Fund following the Reorganization.

The Acquiring Fund will have the same investment objective and substantially similar principal investment strategies and principal risks as the Fund. The same portfolio managers of the Fund, who are employees of Guardian Capital, will continue to be responsible for the day-to-day management of the Acquiring Fund. Guardian Capital will continue to handle the trading of portfolio securities for the Acquiring Fund. The management fee and expense ratio of the Acquiring Fund are expected to be the same as those of the Fund.

The proposed Reorganization will occur by transferring all of the assets and liabilities of the Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund. As a result, shareholders of the Fund will become shareholders of the Acquiring Fund and will receive shares of the Acquiring Fund with a value equal to the aggregate net asset value of their shares of the Fund held immediately prior to the Reorganization. The proposed Reorganization is expected to be a tax-free transaction for federal income tax purposes.

The Board of the Trust has determined that the Reorganization is in the best interests of the Fund and its shareholders, and that the interests of the Fund’s shareholders will not be diluted as a result of the Reorganization.

Shareholders of record of the Fund will receive a Proxy Statement/Prospectus which contains more information with respect to the proposed Reorganization. The Reorganization is

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expected to occur in March 2026. Until the Reorganization is complete, Guardian Capital will continue to manage the Fund in the ordinary course of business.

Further Information

For further information, please contact the Fund toll-free at 1-800-957-0681. You may also obtain additional copies of the Summary Prospectus, Prospectus and SAI, free of charge, by writing to the Fund, c/o Ultimus Fund Solutions, LLC at P.O. Box 46707, Cincinnati, Ohio 45246-0707, by calling the toll-free number above or by visiting the Fund’s website at www.guardiancapitalfunds.com.

Investors Should Retain this Supplement for Future Reference.

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